UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement.

Stock Option Awards.

                    On January 18, 2006, the Personnel and Benefits Committee of the Board of Directors of ChoiceOne Financial Services, Inc. (the "Company") approved stock option grants to certain key employees under the Company's executive stock incentive plan (the "Award Plan"), which was previously approved by the shareholders. The Award Plan permits the Company to grant options to participants pursuant to Stock Option Agreements, subject to the terms and conditions of the Award Plan. The Form of Stock Option Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		10.1	Form of Stock Option Agreement.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 23, 2006	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer

EXHIBIT INDEX

Exhibit Number	Document

10.1	Form of Stock Option Agreement.